Exhibit 10.2

PRIVATE PLACEMENT PURCHASE AGREEMENT

                                 (the “Undersigned”), for itself and on behalf of the accounts listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is acquiring Purchased Notes (as defined below) hereunder, a “Purchaser”), enters into this Private Placement Purchase Agreement (the “Agreement”) with Callaway Golf Company (the “Company”) on August         , 2012 whereby the Purchaser will purchase (the “Purchase”) the Company’s         % Convertible Senior Notes due 2019 (the “Notes”) that will be issued pursuant to the provisions of an Indenture dated as of August         , 2012 (the “Indenture”) between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”).

On and subject to the terms hereof, the parties hereto agree as follows:

Article I: Purchase of Notes

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause the Purchasers to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchasers, the principal amount of the Notes described below for the cash purchase price specified below:

Principal Amount of Notes to be Purchased: $         (the “Purchased Notes”).

Purchase Price:         % of the principal amount of the Purchased Notes ($         ) (the “Purchase Price”).

The closing of the Purchase (the “Closing”) shall occur on a date (the “Closing Date”) no later than three business days after the date of this Agreement. At the Closing, (a) the Purchasers shall deliver or cause to be delivered to the Company the Purchase Price, and (b) the Company shall issue to each Purchaser the principal amount of Purchased Notes specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Purchaser, the principal amount of Purchased Notes specified above); provided, however, that the parties acknowledge that the delivery of the Purchased Notes to the Purchaser may be delayed due to procedures and mechanics within the system of the Depository Trust Company and that such delay will not be a default under this Agreement so long as (i) the Company is using its best efforts to effect the issuance of one or more global notes representing the Notes, (ii) such delay is no longer than three business days, and (iii) interest shall accrue on such Purchased Notes from the Closing Date. Simultaneously with or after the Closing, the Company may issue Notes to one or more other investors, subject to the terms of the Indenture.

Article II: Covenants, Representations and Warranties of the Purchasers

Each Purchaser (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Purchaser is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account and (ii) the principal amount of Purchased Notes to be issued to such Account.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Purchaser and constitutes a legal, valid and binding obligation of the Undersigned and the Purchaser, enforceable against the Undersigned and the Purchaser in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (such qualifications in clauses (a) and (b) being the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Purchaser’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Purchaser is a party or by which the Undersigned or the Purchaser or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Purchaser.

Section 2.3 Institutional Accredited Investor/Qualified Institutional Buyer. The Purchaser is (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act (“Rule 144A”).

Section 2.4 No Related Party or 5% Stockholder Status. The Purchaser and its affiliates (within the meaning of Rule 144 promulgated under the Securities Act) collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Purchase) (i) less than 5% of the Company’s outstanding common stock, par value $.01 per share (the “Common Stock”) and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). The Purchaser is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Purchaser.

Section 2.5 Restricted Notes and Stock. The Purchaser (a) acknowledges that the issuance of the Purchased Notes pursuant to the Purchase and the issuance of any shares of Common Stock upon conversion of any of the Purchased Notes (the “Conversion Shares”) have not been registered under the Securities Act or any state securities laws, and the Purchased Notes and Conversion Shares are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless they are subsequently registered and qualified under the Securities Act and applicable state laws or unless an exemption from such registration and qualification is available, and that evidence of the Purchased Notes and Conversion Shares will bear a legend to such effect, and (b) is purchasing the Purchased Notes and Conversion Shares for investment purposes only for the account of the Purchaser and not with any view toward a distribution thereof or with any intention of selling, distributing or otherwise disposing of the Purchased Notes or Conversion Shares in a manner that would violate the registration requirements of the Securities Act. The Purchaser is able to bear the economic risk of holding the Purchased Notes and Conversion Shares for an indefinite period and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment in the Purchased Notes and Conversion Shares.

Section 2.6 No Illegal Transactions. Each of the Undersigned and the Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, Lazard Frères & Co. LLC or Lazard Capital Markets LLC or any other person regarding the

Purchase, this Agreement or an investment in the Notes or the Company. Each of the Undersigned and the Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Purchaser’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Purchaser’s respective internal policies, (a) “Undersigned” and “Purchaser” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Purchaser that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Purchaser’s respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Purchase provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. The Purchaser acknowledges and agrees that (a) the Purchaser has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Purchaser has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Purchase, (c) the Purchaser has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Purchase and to make an informed investment decision with respect to such Exchange and (d) the Purchaser is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, except for (A) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (B) the representations and warranties made by the Company in this Agreement.

Section 2.8 No Public Market. The Purchaser understands that no public market exists for the Purchased Notes, and that there is no assurance that a public market will ever develop for the Purchased Notes.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Purchasers, Lazard Frères & Co. LLC and Lazard Capital Markets LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the Purchase contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture, substantially in the form of Exhibit B hereto, will have been duly executed and delivered by the Company and will govern the terms of the Notes, and the

Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Validity of the Purchased Notes. The Purchased Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Purchaser pursuant to the Purchase against delivery of the Purchase Price in accordance with the terms of this Agreement, the Purchased Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Purchased Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Purchaser’s representations and warranties hereunder, the Purchased Notes (a) will be issued in the Purchase exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D, (b) will, at the Closing, be eligible for resale under Rule 144A, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Purchased Notes.

Section 3.4 Validity of Common Stock. The Purchased Notes will be convertible into the Conversion Shares in accordance with the terms of the Indenture. The Conversion Shares have been duly authorized and reserved by the Company for issuance upon conversion of the Purchased Notes and, when issued upon conversion of the Purchased Notes in accordance with the terms of the Purchased Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5 Listing Approval. At the Closing, the Conversion Shares shall be approved for listing on the New York Stock Exchange.

Section 3.6 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Purchase.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”: CALLAWAY GOLF COMPANY
(in its capacities described in the first paragraph hereof)

By:	By:
Name:	Name:
Title:	Title:

[Signature page to Private Placement Purchase Agreement]

EXHIBIT A

Purchasing Beneficial Owners

Name of Beneficial Owner	Principal Amount of Purchased Notes

EXHIBIT B

Form of Indenture